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April 14, 2004

MAGELLAN HEALTH SERVICES, INC. (MGLN) 2004 INVESTOR CONFERENCE

Presentation by:

STEVEN J. SHULMAN, Chairman and CEO, Magellan Health Services, Inc.

[LOGO]

Overview

Business Overview

Accomplishments

The Future

No one can replicate Magellan’s combined clinical expertise, service capability, amount of behavioral health data, provider network and management experience.

No one.

3

Profile of Mental Health Sector

•                  44 million individuals (22% of American adults) have diagnosable mental disorders

•                  Depression is leading cause of disability in U.S.

•                  Direct and indirect U.S. costs estimated at $250 billion

Source: Mental Health: A Report of the Surgeon General 1999 & White House Office of National Drug Control Policy

4

Competitive Landscape

[CHART]

100% = 164M covered lives

Source: Open Minds Yearbook, 2002-2003

5

Business Profile

•                  Magellan coordinates and manages the delivery of behavioral health care treatment and EAP services:

•                  Market leader (60M members)

•                  Strong financials

•                  Quality customer base

•                  Leader in behavioral health management

6

Segment Overview

Lives

[CHART]

Revenue

[CHART]

7

Overview

Business Overview

Accomplishments

The Future

December 2002 Situational Assessment

Challenges:

•                  Over-leveraged balance sheet

•                  High expense ratios

•                  Unintegrated acquisitions

•                  Accounts at risk due to financial instability

•                  Low employee morale

Strengths:

•                  Solid operating cash flows

•                  Market position

9

Magellan Turnaround Strategy-February 2003

Stabilize -2003

•                  Restructure debt

•                  Boost EBITDA

•                  Retain and rationalize customers

Drive performance 2003 - 06

•                  Lock in EBITDA saves (PIP)

•                  Consolidate and upgrade information systems

•                  Re-launch sales campaigns

Ignite growth 2004 - 08

•                  Expand core business

•                  Extend current business

•                  Pursue complementary growth

10

New Magellan

•                  New management team

•                  Improved financial position

•                  Stabilized client base

•                  Implementing Performance Improvement Plan (PIP)

•                  Improved operating platform

11

New Senior Management Team

[CHART]

12

Improved Financial Position

•                  Capital structure: Bankruptcy confirmation in 7 months / emergence in 9 months

•                  Reduced debt by over $700 million

•                  Refinanced existing Credit Facility

•                  Raised $150 million of cash

•                  Enhanced equity value

•                  Operational strength

•                  Strong 2003 earnings

•                  PIP implemented

13

Key Milestones

[CHART]

14

Overview

Business Overview

Accomplishments

The Future

Opportunities and Risks

•                  Key Opportunities

•                  Health insurance is changing

•                  Upsell existing customers

•                  Win new business

•                  Execute operating improvement plan

•                  Develop new products

•                  Key Risks

•                  Loss of key customers

16

2004 Objectives

•                  Drive for Efficiency & Effectiveness

•                  Manage expenses

•                  Deliver excellent clinical and customer services

•                  Retain Customers & Grow

•                  Establish thought leadership position

•                  Capture and leverage data

•                  Develop integration capability with physical medicine

•                  Develop innovative products

17

Our Focus

To use our behavioral health expertise to improve health care outcomes for individuals and families fighting illness, needing counsel or seeking other support with life’s challenges.
Vision

We maximize the power of our behavioral health expertise to support individuals and families at the most sensitive moments of their lives. We deliver trusted and innovative solutions to our customers and collaborate with our providers to positively influence individuals’ total health and well-being and increase value for all of our stakeholders.

Mission

18

The Marketplace

Payors

Patients

Pharma Manufacturers

Insurers

Providers

Hospitals

19

Behavioral Health Market Opportunity

[CHART]

*assumed psychotropic spend

Source: US Bureau of Economic Analysis, 2003

20

Magellan’s Care Management Evolution

General DM & PBM

BH Rx Mgmt

Co-Morbid DM

Behavioral DM

MBH

Mind / Body Integration	Informatics

21

An Integrated Approach

An Effective Health and Productivity Management Strategy

Magellan

Rx

Absence Mgmt

Enabling Consumers

Other

Disability

Disease Mgmt

Behavioral

22

Co-Morbid Behavioral Health Disease Management Is Mainstream

[GRAPHIC]

DEPRESSION

1ST ANNUAL
INTEGRATED HEALTHCARE LEADERSHIP SUMMIT:
CO-MORBID DEPRESSION & CHRONIC ILLNESS

Presenting DMAA’s 1st Annual Integrated Healthcare Leadership Summit on Co-Morbid

Depression and Chronic Illness
June 7th and 8th ,2004

JW Marriott, Washington, DC

23

Investment Considerations

•                  Market:

•                  Strong industry fundamentals and growth opportunities

•                  Management:

•                  Highly experienced management team

•                  Financials:

•                  Solid cash flow and balance sheet

•                  Strong Positioning:

•                  Superior brand; strong customer base; highly complex operating structure causes significant barriers to entry

•                  Emerging Market:

•                  Well positioned to lead emerging markets

24

Steve Shulman
Chairman & CEO

April 14, 2004

April 14, 2004

OPERATIONAL OVERVIEW

Presentation by:

RENÉ LERER, President and Chief Operating Officer, Magellan Health Services, Inc.

Segment Overview

Developing the New Model

Delivering on the Value Proposition

2

Magellan’s Segment Overview

LTM 12/31/03 Revenue

[CHART]

$1,510.7 million

LTM 12/31/03 Segment Profit

[CHART]

$382.8 million(1)

(1) Before corporate overhead of $190.8 million

3

Health Plan Segment Overview

($ in millions)

•                  Covers approximately 36 million lives

•                  Target customers are large and mid-sized health plans

•                  Primary competitors:

ValueOptions, APS

Healthcare, local managed

behavioral health companies

LTM 12/31/03 Revenue

[CHART]

Total revenues: $1,510.7

LTM 12/31/03 Segment Profit

[CHART]

Total segment profits: $382.8(1)

(1) Before corporate overhead of $190.8 million.

4

Public Sector Overview

($ in millions)

•                  Covers approximately 3 million lives

•                  Target customers are state and local government agencies (Pennsylvania counties, Iowa)

•                  Primary competitors: ValueOptions and local managed behavioral health companies

LTM 12/31/03 Revenue

[CHART]

Total revenues: $1,510.7

LTM 12/31/03 Segment Profit

[CHART]

Total segment profits: $382.8(1)

(1) Before corporate overhead of $190.8 million.

5

Employer Segment Overview

($ in millions)

•                  Covers approximately 20 million lives

•                  Target customers are large and mid-sized corporations and government agencies (AT&T, Home Depot and U.S. Postal Service)

•                  Primary competitors:

ValueOptions, United Behavioral Health, Ceridian, ComPsych

LTM 12/31/03 Revenue

[CHART]

Total revenues: $1,510.7

LTM 12/31/03 Segment Profit

[CHART]

Total segment profits: $382.8(1)

(1)Before corporate overhead of $190.8 million.

6

Magellan Risk/Non-Risk Lives & Revenue

December 31, 2003

[CHART]

[CHART]

7

Risk vs. ASO Trends

•                  Over the last few years non-risk has grown slightly as a percentage of overall lives. This change has been caused by:

•                  Loss of Aetna risk lives;

•                  Slightly higher membership growth rates in the ASO membership.

[GRAPHIC]

MGLN has not seen major shifts of risk contracts to non-risk in recent years.

8

Segment Overview

Developing the New Model

Delivering on the Value Proposition

9

Analysis of Old Magellan

Strengths

•                  Long-term partnerships

•                  Top 10 Health Plan accounts have an average tenure of over nine years.

•                  Outstanding clinical quality

•                  Magellan has more service centers with NCQA accreditation and Full Accreditations than any other MBHO.

•                  Magellan has more service centers with URAC accreditation than any other MBHO.

•                  Largest behavioral provider network in the industry.

10

Analysis of Old Magellan

Inability to focus on the core business led to:

•                  Ineffective management structure

•                  Inefficient call center structure

•                  Over 30 full service call centers

•                  Out-dated call center technology

•                  Limited standardization

•                  Unfinished IT system migrations

•                  Numerous claims and clinical systems

•                  Poor technology for claims payment

11

The Solutions

Improved Management Structure

[CHART]

[GRAPHIC]

Business line management focused on customers

12

The Solutions

Call Center Improvements

•                  Added experienced call center management

•                  Reduced number of service centers and consolidated to CMC structure

•                  Developed tools (IVR, Web, scheduling system, online reference system, etc.) to enhance customer service and operating efficiencies

•                  Developed and implemented “best practice” service delivery procedures

•                  Driving efficiencies in call centers

13

The Solutions

Improved Claims Technology

•                  Upgraded core admin systems

•                  Improved auto-adjudication of claims

•                  Implemented full claims imaging technology

•                  Increasing electronic claims submissions

14

The Solutions

Consolidating IT Platforms

2002 - 2003 Accomplishments

•                  38 IT migrations completed

•                  22 million lives migrated

2004 - 2005 Objectives

•                  4 IT migrations planned

•                  7.2 million lives to migrate

15

Segment Overview

Developing the New Model

Delivering on the Value Proposition

16

The Results: Delivering Value Through a More Efficient Platform

17

Improved Call Center Efficiency

CMCs designed to provide extremely efficient cost structure

•                  Multiple accounts served in each center

•                  Serving an average of 4.7 million lives per CMC

18

National Care Management Center (CMC):

Organizational Model (200 FTEs)

[CHART]

19

2003 Call Center Staffing

[CHART]

FTE reductions driven by

•                  PIP initiatives

•                  Volume reduction

•                  Consolidation

•                  Lost business

20

Call Center Reductions in Process

[CHART]

21

Planned Remaining Locations in Q4 2004

[GRAPHIC]

22

Improved Claims Efficiency

Implemented technology which improved:

•                  Auto-adjudication rates;

•                  Service performance;

•                  Claims accuracy.

23

Improved Auto-adjudication Processing

Launched auto-adjudication on primary claims system

[CHART]

24

Improved Claims Performance

[CHART]

25

Improved Claims Quality

[CHART]

26

Large National Network

•                  Over 57,000 credentialed providers and 6,000 facilities

•                  Provider network in all 50 states and Puerto Rico

[GRAPHIC]

27

2003 Network Accomplishments

•                  Completion of a single, integrated provider data management system (IPD)

•                  Network simplification: 25.5% reduction in the number of reimbursement schedules, and 17.2% reduction in the number of provider networks

•                  Increased network size over 20% to 63,000 providers

28

Operational Summary

Magellan is achieving a cost efficient structure that takes advantage of our scale.

29

Operational Summary

New operational platform provides unmatched leverage capabilities:

•                  Management team

•                  Improved operational structure

•                  CMC structure

•                  Claims efficiency

•                  IT infrastructure

•                  Network capacity

•                  Proven clinical expertise

30

April 14, 2004

INFORMATION TECHNOLOGY STRATEGY

Presentation by:

JEFF EMERSON, Chief Information Officer, Magellan Health Services, Inc.

IT Mission

Provide Magellan stakeholders with consistent, timely, relevant, accurate, comprehensive and actionable information that creates a value proposition for Magellan and a proprietary advantage in the marketplace.

How to Deliver on the Mission

•                  Make the trains run on time

•                  Reduce legacy systems to one end-state system

•                  Build a data warehouse

•                  Rejuvenate and enhance Web site

Make the Trains Run on Time

•                  41 CMC, RSC and program office locations supported

•                  7 computer platforms supported

•                  4,800 PCs supported

•                  5,000 telephone instruments supported

•                  Magellan manages 102 terabytes of storage which is equal to 102,000,000 thick books.

•                  Data storage doubles every 18-24 months.

Reduce Legacy Systems

January 2004

[GRAPHIC]

13 separate Claims Systems

Separate provider, member, rates

January 2004

[GRAPHIC]

2002 - 2003 Accomplishments

•                  38 IT migrations completed

•                  22 million lives migrated

2004 - 2005 Objectives

•                  4 IT migrations planned

•                  7.2 million lives to migrate

Build a Data Warehouse

•                  Central repository of claims and clinical information

•                  Comprises the Value Proposition of Magellan: more behavioral health information about more patients for a longer period of time than any other entity

•                  Permits internally facing and externally facing reporting

What Can We Do with these Data?

Activity	Report Type	Result
Financial Management	• Trended utilization and average cost	• Actuarial claims lag analysis
	• Timely filing	• Underwriting/pricing analysis
	• Trended denials	• Claims recovery

Clinical Ops Efficacy	• OP session frequency & distribution	• Shape best practice patterns
	• HEDIS + care management encounters	• Increase on 7 and 30 day ambulatory follow-up

Medical Economics	• Benchmarking tools	• Demonstrate value proposition
/Informatics	• Custom analytics	• Model cost, effectiveness and trends

Customer Service	• Authorization productivity	• Improved CSR and CM productivity measures
• Service redirection

Network Management	• Facility activity report	• Provider/rates analysis and determination
• Provider outpatient utilization

Why Rejuvenate and Enhance the Web Site?

•                  Previous Web Site had fragmented look and feel

•                  New Web Site adds functionality to enhance use by members and providers, displacing calls to CMCs, including

•                  Claims inquiry

•                  Provider search and location mapping

•                  Online claims and authorization request submission

•                  Presentation of member benefits

•                  Simplified design and enhanced content

Rejuvenate and Enhance the Web Site

Site Map

[GRAPHIC]	[LOGO]

A tradition of Caring... A Future of Promise

About Us	Products & Services	Market Leadership	News Room	Careers	Investor Info	Contact Us

MagellanHealth.com

I’M A MEMBER	I get services through Magellan

I’M A PROVIDER	I am a health care provider

I’M A CUSTOMER	I am an organization that contracts with Magellan

Welcome to Magellan Health Services, the nation’s leading managed behavioral health and wellness organization.

Corporate Information

MagellanConnect

Bridging gaps between total health and productivity management

Employee Assistance Programs

Helping employers by helping employees

Prevention Programs

Fostering awareness, supporting care

Job Search

Be part of the Magellan team

Online Training

How Magellan can help your organization

spotlight on...

On 10/16/03, all electronic transactions must be HIPAA compliant.  Are you ready?

Magellan implements new auto authorization system.

© 2003 - 2004 Magellan Health Services, Inc. | Disclaimer | Accreditation & Certification

Sign Out | Site Map | Contact Us | Corporate Site | Home

Providers	[GRAPHIC]	[LOGO]

MyPractice	Provider Network	Providing Care	Getting Paid	Forms	Education Info	About Magellan

MyPractice

•             My Authorizations

Check Member

Eligibility

Check Authorizations

Get an Authorization

Request More

Sessions

•             My Claims

Submit a Claim Online

Check Claims Status

•             My Status

Check Credentialing Status

Check Contract Status

Check Rates

Check Recredentialing

Status

•             MyPractice

Display/Edit Practice Information

Display Roster

•             Administrator Setup

•             Edit My Profile

Edit My Profile

Welcome Mary Smith

You are viewing information for:  ABC Hospital

My Claims

We have processed 30 claims in the past 15 days.

DOS	Status	Total Billed	Total Paid
09/10/2003	Paid	$40.00	$30.00	details
09/10/2003	Pending	$40.00	$30.00	details
09/10/2003	Paid	$40.00	$30.00	details
09/10/2003	Pending	$40.00	$30.00	details
09/10/2003	Pending	$40.00	$30.00	details

Search for Additional Claims

Submit a Claim | HIPAA Companion Guides | HIPAA Code Sets

My Authorizations::

Authorization No.	Begin Date	End Date
12345678910100	09/01/2003	10/03/2003	details
12345678910100	09/01/2003	10/03/2003	details
12345678910100	09/01/2003	10/03/2003	details
12345678910100	09/01/2003	10/03/2003	details
12345678910100	09/01/2003	10/03/2003	details

Search for Additional Authorizations

Request Additional Sessions

My Practice ::

Mailing Address

12345 New Road

St Louis, MO 63043

Service Location 1

12345 New Road

St Louis, MO 63043

Service Location 2

12345 New Road

St Louis, MO 63043

Display All Practice Information

Edit Practice Information Display Roster

My Status ::

Mary Smith

Credentialed:  Yes

Professional Level:  Physician Non-Psychiatric

Eligible for Referrals:  Yes

Accepting Patients:  Yes

Sign In | Site Map | Contact Us | Corporate Info

[GRAPHIC]	[LOGO]

A Tradition of Caring... A Future of Promise

Sign In	Life Events	Mental Health	Working Well	Providers	Getting Treatment

MagellanHealth.com

I’M A MEMBER	I get services through Magellan

I’M A PROVIDER	I am a health care provider

I’M A CUSTOMER	I am an organization that contracts with Magellan

Welcome Members.

This website provides valuable health and wellness information, self-help tools, and resources to help with life’s challenges as well as opportunities.

Member Tools

[GRAPHIC]           Find a Provider

[GRAPHIC]           View My Benefits

[GRAPHIC]           Get an EAP Referral

Online Features:

•	Learn about anxiety & depression
•	Workplace safety & violence issues
•	How to prepare for your appointment
•	Confidentiality

[GRAPHIC]  Sign Sign in is required to access tools and information specific to your program, such as benefits and claims information, as well as self-assessments and additional content.

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spotlight on...

December Resources for Healthy Living

Coping with Today’s Challenges

© 2003 - 2004 Magellan Health Services, Inc. | Terms and Conditions of Use | Disclaimer | Accreditation & Certification | Site Requirements | Privacy Policy

Magellan will invest only in technology that serves its stakeholders.

April 14, 2004

MARKET LEADERSHIP IN CLINICAL MANAGEMENT

Presentation by:

ALEX RODRIGUEZ, M.D., Chief Medical Officer, Magellan Health Services, Inc.

Initial Thoughts on Magellan

Emerging Trends in the Industry

Magellan’s Platform

Initial Thoughts on Magellan

Excellent quality of care

•                  “Best In Industry” clinical management leadership

•                  Consistently outstanding accreditation evaluations: NCQA, URAC

•                  Customer satisfaction

•                  Provider satisfaction

•                  Enrollee satisfaction

3

Evidence of Quality: Leader in Accreditation

•                  NCQA

•                  Eleven sites with FULL MBHO accreditation

•                  Six MBHO surveys in the first 6 months of 2003 with scores between 93 and 100

•                  Ten health plans supported in MCO accreditation surveys

•                  URAC

•                  Full Utilization Management accreditation for 23 sites

•                  Full Case Management Organization accreditation for 12 sites

•                  First MBHO to receive CMO accreditation

•                  EASNA/COA

•                  First and only MBHO to receive accreditation for all EAP stand alone sites

4

Initial Thoughts on Magellan

•                  Strong partnerships

•                  Excellent management team

•                  Need to lead innovation in the market

5

Initial Thoughts on Magellan

Emerging Trends in the Industry

Magellan’s Platform

Emerging Trends in the Industry

•                  Integrated health benefits management

•                  Outcomes Management: Novel econometric models to establish net cost benefits

•                  Increased focus on consumer as economic driver of health outcomes

7

Integrated Health Benefits

•                  Current health benefits administration promotes fragmentation and waste

•                  “Vendor silos”: medical, pharmacy, behavioral, disability, worker’s compensation

•                  Integrated programs have demonstrated cost-benefits

•                  The need for medical-behavioral integration:

•                  Up to 36% of PCP patients have a psychiatric disorder

•                  Less than 50% of those patients receive treatment

•                  Economic losses from this gap: $160 million annually

8

Outcomes Management: Novel Econometric Models to Establish Net Cost Benefits

•                  Traditional financial models based on medical claims

•                  Increasing collation of medical, pharmacy, lab, and other clinical data sources: “expert systems”

•                  Predictive modeling for identifying patient risks and errant provider decision-making

•                  Evolving fusion of epidemiological data into traditional actuarial models

•                  Increasing focus on patient functioning, relative net costs, for establishing cost-benefits

9

Increased Focus on Consumer as Economic Driver of Health Outcomes

•                  Traditional managed care focus: providers’ decision-making

•                  Empowered consumers can both reduce and increase costs of care

•                  Patient compliance: the greatest barrier to cost controls and quality outcomes

•                  Intervention strategies: point-of-decision information, human decision supports, financial and other incentives

10

Initial Thoughts on Magellan

Emerging Trends in the Industry

Magellan’s Platform

Magellan’s Platform

Magellan has an outstanding platform to evolve with the market.

•                  Management leadership

•                  Unparalleled data capacity → Data warehouse

•                  Largest national behavioral network

•                  Long–term partnerships with clients

12

April 14, 2004

STRATEGIC MARKET INITIATIVES

Presentation by:

TONY KOTIN, Chief Marketing & Strategy Officer, Magellan Health Services, Inc.

The Priorities

Business Sector Objectives

The Future

Leapfrog the Competition

•                  Focus on the core business

•                  Promote the present

•                  Develop the future

3

Focus on the Core Business

•                  Re-energize the current product portfolio

•                  Clarify existing products

•                  Establish credibility of current disease management capabilities

•                  Proactively engage existing client base

•                  Pilot programs that will lead to new products

•                  Collaborative research to create closer ties with clients and increase our leadership visibility

4

Promote the Present

•                  Assume the premier market thought-leadership position

•                  Market quality and outcomes initiatives and results

•                  Improve data capture and leverage existing data

5

The Priorities

Business Sector Objectives

The Future

2004 will be a year of positioning for increased sales in the future.

7

2004 Overall Sales Objectives

•                  Up-sell existing clients (product and members)

•                  Efficiently and effectively manage all sales resources

•                  Leverage new distribution channels

8

2004 Health Plan Solutions Objectives

•                  Target new lines of business in existing clients

•                  Prospect mid-sized regional players

•                  Prospect non-traditional carriers

9

Health Plan: Landscape

•                  33 health plans are clients; 31.4 million lives served

•                  11.2 million members of these plans not yet served by Magellan

10

2004 Public Sector Solutions Objectives

•                  Qualify and respond to the four RFPs known to be coming out in 2004

•                  Qualify and respond to competitor renewals that are scheduled through 2004

11

2004 Public Sector Objectives

•                  Prospect the 29 states that currently do not specifically manage behavioral health

•                  Partner to explore non-traditional opportunities

•                  Develop Rx products to enhance our value proposition to the management of the Medicaid population

12

Opportunities Remain

•                  Of the 32.2 million Medicaid lives not in a managed care program, 8.3 million are in six large states, significantly increasing current revenue opportunity

Source: CMS, BEA - 2002

13

Employer Solutions - Strategic Priorities

•                  Target 100 of Fortune 1000 companies for new sales

•                  Initiate broker / consultant engagement strategy

•                  Create new distribution channel process for “Growing Business” product segment

•                  Reposition sales staff as market potential is better defined

14

The Priorities

Business Sector Objectives

The Future

Core Goal

Manage More than 4% of the Health Care Spend

A Case for Growth

The Cost of Depression

	Cost in Billions 2002	% Change from 1990
• Direct Cost	$26.1	31.2%
• Inpatient	$8.9	(33.6)%
• Outpatient	$6.8	46.9%
• Rx	$10.4	452.5%

• Indirect Cost	$51.5	(0.7)%
• Absenteeism	$36.2	(8.1)%
• Lost productivity	$15.3	23.0%
• Suicide-related	$5.5	(2.4)%

Total	$83.1	7.4%

Source: Greenberg et al., JAMA 2002

Evolution of Our Behavioral Care Product

EAP & Managed Care	Focused Disease Management	Holistic / Co-Morbid Disease Management	Behavioral Pharmacy Benefit Management	Consumer Driven Products

Evolution

•                  Identify market opportunities (including market trends)

•                  Evaluate ability to bring value to those markets

•                  Explore pilots of products/relationships to address target markets

•                  Develop products

•                  Sell products

The Future

•                  Research pharmacy management capabilities

•                  Expand approach to holistically manage the depression of chronic illness

•                  Explore direct to consumer products

Pharmacy

•                  If we manage Rx, we can significantly increase our opportunity…

•                  Up to 30% of total behavioral health cost is related to psychotropic drugs

Source: Nat’I Prescription Administrators

The Mental Health Impact

•                  Average employer spends 10% - 15% ($16B - $24B) of prescription benefit $ on anti-depressants

•                  28% of patients on anti-anxiety drugs are on two prescriptions

•                  4% have three prescriptions

Source: Nat’I Prescription Administrators

U.S. Sales of Mental Health Drugs

	Sales in $Billions
	1997	2001	AGR

Anti-psychotics	$1.7	$5.4	33.2%
Anti-depressants	$5.1	$12.1	23.9%

Overall drug spending growth rate - 18%

Source: Frank & Conti, The President’s Mental Health Commission

Pharmacy:  The Public Sector Opportunity

Medicaid accounts for:

•                  12% of all Rx spending

•                  52% of total spending for anti-psychotics

•                  67% of all anti-psychotic prescriptions

Source: Frank & Conti, The President’s Mental Health Commission

Disease Management

•                  Fully integrated disease management program

•                  Focus on depressive diseases directly

•                  Focus on the depressive component of other chronic illnesses (cardiac, metabolic –including obesity, pulmonary, etc)

•                  Disability management

•                  Manages patients through a holistic approach to the clinical and social scenario

•                  Integrated data analysis and reporting

Employees at High Risk for Depression & Stress Cost More

[CHART]

Source: Goetzel et al. (1998)

Comprehensive Disease Management Programs Have a Positive ROI

Intervention	Health Promotion	Demand Management	Disease Management
ROI (Medical)	1:1 - 5:1	2:1 - 5:1	2:1 - 7:1

ROI (Medical & Productivity)*	1:1 - 8:1	2:1 - 13:1	2:1 - 10:1

Programs	• Health risk appraisal	• Nurse advice lines	• Depression
	• Lifestyle modification	• E-health	• Asthma
	• Targeted interventions	• Self-care books	• Diabetes
	• Health screenings	• Lifestyle classes	• Arthritis
	• Education classes	• Counseling	• Hypertension
• Ischemic heart disease
• Low-back pain

Source:  Goetzelet al. 1999 AWHP.

Disease Management -Obesity

Obesity Facts & Figures

•                  NBGH estimates cost to employers of obesity at $12.7 billion.

•                  Roland Sturm of Rand Corp. - Obese people experience 36% greater medical and 77% greater drug costs than normal weight individuals.

•                  American Journal of Health Promotion 1998 –

•                  Indirect costs: $2.4 billion

•                  Direct costs: medical insurance $7.7 billion

•                  Obese workers are twice as likely to miss 14 days or more of work per year than normal weight employees

Obesity Disease Management - Product Concept

•                  Tiered Intervention:

•                  Web-based coaching, educational and support capabilities

•                  CM coaches provide live support for treatment plan adherence

•                  Specialized behavioral health network with demonstrated expertise in behavior modification specific to change management strategies for treating obesity

•                  Intensive care program for surgical candidates

Consumer Products

Direct-to-Consumer Support Services

•                  Concierge service for health / work-life benefits

•                  Behavioral health support services for family members, support network of chronically or terminally ill individuals

•                  Available as a benefit offering (voluntary or funded)

•                  Available direct-to-consumer

Summary

•                  We are the oldest and largest disease management company.

•                  We touch 1/3 of the marketplace today.

•                  We support tens of millions of people at the most sensitive moments of their lives.

•                  We have great opportunities to grow by expanding our behavioral health expertise into new but related industry segments.

April 14, 2004

FINANCIAL FORECAST

Presentation by:

MARK S. DEMILIO, Chief Financial Officer, Magellan Health Services, Inc.

Cautionary Statement

The following schedules and statements made in this presentation constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s current expectations and are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those reflected, contemplated or implied by such forward-looking statements including, but not limited to, the following:

•                  termination or non-renewal of contracts by customers

•                  renegotiation of rates paid to and/or by the Company by customers and/or to providers

•                  higher utilization of behavioral health treatment services by members

•                  delays, higher costs or inability to implement the Company’s initiatives

•                  the impact of new or amended laws or regulations

•                  acts of war, terrorism or other catastrophic events

•                  the impact of increased competition on ability to maintain or obtain contracts

•                  the impact of increased competition on rates paid to or by the Company

•                  governmental inquiries and/or litigation

•                  interest rate increases

•                  economic uncertainties

Many of these factors are beyond the control of the Company.  Any and all forward-looking statements made in this presentation are qualified in their entirety by the complete discussion of risks set forth under the caption “Cautionary Statements” in Magellan’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 30, 2004.  Magellan undertakes no obligation to update any forward looking or cautionary statements.

2

2004 Forecast Assumptions

•                  No new* terminations of contracts other than a factor for threatened terminations

•                  Rate contraction in limited cases

•                  Continued effectiveness of cost of care controls

•                  No change in underlying cost of care trend

•                  Continued implementation/application of administrative cost reductions

•                  Certain “investments” made in business development

•                  Growth in customers’ membership

*New terminations refers to terminations for which the Company has not already received notice of termination.

3

2004 Forecast Guidance - Earnings

($ in millions)

	2004(1)

Revenue	$1,730	to	$1,740
Cost of Care	(1,175)	to	(1,170)
Admin. Expense	(400)	to	(395)
Equity in Subsidiaries	5	to	5
Segment Profit(2)	$160	to	$180

(1) Based on the adoption of FASB Financial Interpretation 46 as of December 31, 2003, the operating results of the Company’s joint venture, Premier Behavioral Health, will be consolidated in 2004.

(2) Segment Profit may constitute non-GAAP information.  A reconciliation of Segment Profit to Income from continuing operations is shown on the next slide.

4

2004 Forecast Guidance - Earnings

($ in millions, except per share amounts).

	2004
Segment Profit	160	to	180
Special Charges	(7)	to	(7)
Stock Compensation	(24)	to	(19)
D&A	(45)	to	(44)
Interest Expense, net	(34)	to	(33)
Income from Continuing Operations	50	to	77
Taxes	(14)	to	(21)
Net Income	$36	to	$56

EPS*	$1.02	to	$1.59

*Calculated based on 35.3 million outstanding shares of common stock but excluding the impact of outstanding options and warrants (which totaled 5.1 million as of March 4, 2004).

5

2004 Forecast Guidance — Cash Flow

($ in millions)

Cash Balance at December 31, 2003	$207

Non-recurring Activity:
Equity Issuances	147
New Credit Agreement	93
Old Credit Agreement	(161)
Old Senior Notes and Aetna Note	(32)
Other Ch. 11 Liabilities	(74)
Cash Flow from Non-recurring Activity	(27)

Cash Balance after Non-recurring Activity	$180

6

	2004
Cash Balance After Non-Recurring Activity	$180	to	$180
Net Income	36	to	56
D&A	45	to	44
Non-Cash Stock Compensation	21	to	16
Non-cash Taxes	9	to	14
Capital Expenditures	(40)	to	(35)
Debt Payments	(26)	to	(25)
Cash Flow	45	to	$70

Cash balance at December 31, 2004	$225	to	$250

7

Major Drivers 2003 - 2004

Negative impacts

•                  Previously terminated contracts “running off”

•                  Other non-recurring income in 2003

•                  Potential additional terminations

•                  Potential margin/rate squeeze

Positive impacts

•                  Full impact of cost reduction initiatives

•                  Previously negotiated rate increases

•                  Care cost management/trend abatement

8

Beyond 2004

Potential negative impacts

•                  Continued “run-off” of previously terminated contracts

•                  Potential additional terminations and non-renewals

•                  Potential margin/rate squeeze

•                  Care trend

Potential positive impacts

•                  Beginning of new sales of existing products

•                  Potential new sales of new products

•                  Care trend

•                  Parity

9

Appendix A

Magellan Health Services, Inc.

Reconciliation of Segment Profit to GAAP Financial Measure

(In thousands)

Appendix A

Reconciliation from Segment Profit to Income(Loss) from Continuing Operations Before Income Taxes and Minority Interest

	Three Months Ended
	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Segment profit	$40,750	$39,878	$43,482	$67,952
Depreciation and amortization	(13,652)	(11,020)	(11,593)	(11,782)
Interest expense	(21,788)	(4,938)	(4,748)	(29,542)
Interest income	827	676	670	700
Reorganization (expense) benefit, net	(23,154)	(4,551)	(4,540)	470,462
Special charges	(1,705)	(387)	(3,230)	(4,206)
Goodwill impairment charges	—	—	(28,780)	—

Income (loss) from continuing operations before income taxes and minority interest	$(18,722)	$19,658	$(8,739)	$493,584

	Twelve Months Ended December 31,	Fiscal Year Ended December 31,	Three Months Ended December 31,
	2002	2003	2002
	(unaudited)

Segment profit	$184,419	$192,062	$56,595
Depreciation and amortization	(50,748)	(48,047)	(14,380)
Interest expense	(99,210)	(61,016)	(25,333)
Interest income	5,065	2,873	1,010
Reorganization benefit, net	—	438,217	—
Special charges	(15,151)	(9,528)	(3,907)
Goodwill impairment charges	(415,880)	(28,780)	—

Income (loss) from continuing operations before income taxes and minority interest	$(391,505)	$485,781	$13,985